Components of Net Periodic (Benefit) Cost, Foreign Plans (Detail) (Foreign plans, JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Foreign plans
Components of net periodic (benefit) cost:
Service cost	¥ 441	¥ 321	¥ 221
Interest cost	230	206	212
Expected return on plan assets	(48)	(90)	(16)
Amortization of net actuarial (gain) loss	(2)	5	(39)
Net periodic pension cost	¥ 621	¥ 442	¥ 378